Financial Instruments and Risk Management (Hierarchy of Fair Value) (Details) - USD ($) $ in Millions		Dec. 31, 2018	Dec. 31, 2017
Disclosure of financial instruments [Line Items]
Investments at fair value through other comprehensive income		$ 145	$ 212
Level 2 [Member]
Disclosure of financial instruments [Line Items]
Investments at fair value through other comprehensive income	[1]	145	212
Derivatives used for economic hedging, net		7	63
Total		$ 152	$ 275

[1]	Investment in the share capital of YYTH was subject to a three-year lock up period as required by Chinese law, which was expired in January 2019. Measurement of the fair value of the discount rate in respect of the lock up period was calculated by use of the Finnerty 2012.